                                 AMENDMENT NO. 2
                                     TO THE
            COMPSAVINGS PLAN FOR EMPLOYEES OF COMPUSA INC. AND TRUST


         WHEREAS, CompUSA Inc. (the "Company"), approved and adopted the CompSavings Plan for Employees of CompUSA Inc. (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1995, restated effective January 1, 1996 and January 1, 1998, and subsequently amended;

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that the Plan is amended as follows:

EFFECTIVE JANUARY 1, 1997:

1.       Section 1 is amended to restate Subsection 1.49 as follows:

         1.49 "Required Beginning Date". The latest date benefit payments shall commence to Participant.

                  (a) For calendar years commencing before January 1, 1997, such date shall mean:

                           (1) with regard to a Participant who attained age 70 1/2 in 1996, did not terminate employment with all Related Companies before January 1, 1997, and is not or was not a 5% Owner, the April 1 that next follows (i) the calendar year in which the Participant attained age 70 1/2, or (ii) if the Participant elects to apply this clause
                                    (ii), the calendar year in which the
                                    Participant terminates employment with all
                                    Related Companies (and any such election must be made prior to January 1, 1998); and

                           (2) with regard to a Participant who attained age 70 1/2 after December 31, 1987 and before January 1, 1996 or, in 1996 if he or she terminated employment with all Related Companies before January 1, 1997 or is or was a 5% Owner, the April 1 that next follows the calendar year in which the Participant attains age 70 1/2; and

                           (3) with regard to a Participant who attained age 70 1/2 before January 1, 1988 and who is not 5% Owner, the April 1 that next follows the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with all Related Companies; and

                           (4) with regard to a Participant who attained age 70 1/2 before January 1, 1988 and who is a 5% Owner, the April 1 that next follows the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) the earlier of the calendar year in which or within which ends the Plan Year in which the Participant becomes a 5% Owner or the calendar year in which he or she terminates employment with all Related Companies.


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

COMPSAVINGS PLAN                                                 AMENDMENT NO. 2
FOR EMPLOYEES OF COMPUSA INC. AND TRUST AGREEMENT


A Participant shall be considered a 5% Owner for this purpose if such Participant is a 5% Owner as defined in Code section 416(i) (determined in accordance with Code section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66 1/2 or in any subsequent Plan Year.

(b) For calendar years commencing after December 31, 1996, or before January 1999, such date shall mean:

         (1) with regard to a Participant who attained age 70 1/2 in 1997 or 1998 thereafter, the April 1 that next follows the calendar year in which he or she attained age 70 1/2, except that if the Participant did not terminate employment with all Related Companies before January 1 of the calendar year following the calendar year in which he or she attained age 70 1/2, is not a 5% Owner, such date shall instead mean the April 1 that next follows (i) the calendar year in which the Participant attained age 70 1/2, or (ii) if the Participant elects to apply this clause (ii), the calendar year in which the Participant terminates employment with all Related Companies (and any such election must be made prior to the April 1 of the calendar year following the calendar year in which he or she attained age 70 1/2); and

         (2) with regard to a Participant who is a 5% Owner, the April 1 that next follows the calendar year in which the Participant attains age 70 1/2.

A Participant shall be considered a 5% Owner for this purpose if such Participant is a 5% Owner with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2.

(c) For calendar years commencing after December 31, 1998, such date shall mean:

         (1) with regard to a Participant who is not a 5% Owner, the April 1 that next follows the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with all Related Companies; and

         (2) with regard to a Participant who is a 5% Owner, the April 1 that next follows the calendar year in which the Participant attains age 70 1/2.

A Participant shall be considered a 5% Owner for this purpose if such Participant is a 5% Owner with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2.


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

COMPSAVINGS PLAN                                                 AMENDMENT NO. 2
FOR EMPLOYEES OF COMPUSA INC. AND TRUST AGREEMENT


Date:     4-29      , 1999                      COMPUSA INC.
     ---------------
                                                By: Mel McCall
                                                    ----------------------------

                                                Title: S VP HR
                                                      --------------------------

The provisions of the above amendment that relate to the Trustee are hereby approved and executed.

Date:       MAY 3       , 1999                  MERRILL LYNCH TRUST COMPANY, FSB
     -------------------
                                                By: Robin Hopkins
                                                   -----------------------------
                                                Title: Assistant Vice President
                                                      --------------------------





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